UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2016

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 572-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Ladenburg Thalmann Financial Services Inc., a Florida corporation (the “Company”) held its 2016 annual meeting of shareholders on May 18, 2016. Listed below are the matters voted upon and the final results of such voting:

1. The Company’s shareholders elected the individuals named below to serve as the Company’s directors until the next annual meeting of shareholders or until their respective successors are elected and qualified:

Name	For	Authority Withheld	Broker Non-Votes
Henry C. Beinstein	125,631,044	672,161	37,344,765
Phillip Frost, M.D.	117,820,920	8,482,285	37,344,765
Brian S. Genson	124,769,311	1,533,894	37,344,765
Saul Gilinski	125,714,075	589,130	37,344,765
Dr. Richard M. Krasno	125,667,019	636,186	37,344,765
Richard J. Lampen	125,656,254	646,951	37,344,765
Howard M. Lorber	116,885,175	9,418,030	37,344,765
Jeffrey S. Podell	125,692,551	610,654	37,344,765
Jacqueline M. Simkin	125,675,206	627,999	37,344,765
Mark Zeitchick	125,313,613	989,592	37,344,765

2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
122,461,987	3,442,229	398,989	37,344,765

3. The Company’s shareholders selected one year as the frequency of future advisory votes on executive compensation. The vote on such proposal was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
120,977,432	465,700	4,661,347	198,726	37,344,765

In accordance with its prior recommendation that an advisory vote on the compensation of the Company’s named executive officers occur every year and the shareholder voting results at the Annual Meeting, in which one year received a plurality of the votes cast, the board of directors of the Company has determined that future advisory votes on the compensation of the Company’s named executive officers will occur every year until the next advisory vote regarding frequency.

4. Approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized from 800,000,000 to 1,000,000,000 as follows:

For	Against	Abstain	Broker Non-Votes
157,621,130	5,365,184	661,656	N/A

A copy of the Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Florida on May 18, 2016, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

5. Approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock authorized from 25,000,000 to 50,000,000 as follows:

For	Against	Abstain	Broker Non-Votes
111,021,623	15,182,463	99,119	37,344,765

A copy of the Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Florida on May 18, 2016, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

6. Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2016:

For	Against	Abstain	Broker Non-Votes
162,727,262	805,606	115,102	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

3.1	Articles of Amendment to the Articles of Incorporation, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

May 20, 2016	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation, as amended.